UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2021

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37348	46-4348039
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 River Ridge Drive, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 963-0100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CRBP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2021, the Compensation Committee of the Board of Directors (the “Committee”) of Corbus Pharmaceuticals Holdings, Inc. (the “Company”) approved equity compensation awards for the Company’s executive officers, Yuval Cohen, Ph.D., Chief Executive Officer; Barbara White, M.D., Chief Medical Officer, Craig Millian, Chief Commercial Officer and Sean Moran, Chief Financial Officer.

The Committee approved a special award of options to purchase shares of the Company’s common stock, par value $0.0001 per share, (the “Retention Options”) in the following amounts: Dr. Cohen was awarded 956,500 Retention Options, and Dr. White, Mr. Millian and Mr. Moran were each awarded 307,300 Retention Options. In addition to the Retention Options, the Committee also approved, in the ordinary course, an annual award of stock options (the “2021 Annual Compensation Options”, together, with the Retention Options, the “Options”) to each of Dr. Cohen, Dr. White, Mr. Milian and Mr. Moran in accordance with the terms of the employment agreements between each of the executives and the Company in the following amounts: Dr. Cohen was awarded 956,500 2021 Annual Compensation Options, and Dr. White, Mr. Millian and Mr. Moran were each awarded 307,300 2021 Annual Compensation Options. The Options were granted in accordance with the terms of the Company’s 2014 Equity Compensation Plan (the “Plan”). The Options have an exercise price of $2.58 and will vest 25% on the one year anniversary of the grant date and the remainder in equal monthly installments over three years, with full acceleration of vesting upon a change in control (as defined in the Plan). In considering and approving the awards of Options, the Committee considered general industry and industry peer group compensation information and recommendations provided by the Committee’s independent compensation consultant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

Dated: February 4, 2021	By:	/s/ Yuval Cohen
	Name:	Yuval Cohen
	Title:	Chief Executive Officer

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